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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT AUDITORS


As independent public accountants, we hereby consent to the incorporation of our reports included in this form 10-K, with the Company's previously filed Registration Statement File No. 333-08717.

ARTHUR ANDERSEN LLP


Seattle, Washington
Date of Filing: May 1, 1998